Exhibit 31.4

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF RIGNET, INC.

PURSUANT TO 15 U.S.C. SECTION 7241, AS ADOPTED

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Lee Ahlstrom, certify that:

1.	I have reviewed this Amendment No. 1 on Annual Report on Form 10-K/A of RigNet, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ LEE AHLSTROM
Lee Ahlstrom Chief Financial Officer

Date: April 29, 2021